UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2006

GUITAR CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5795 Lindero Canyon Road
Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

General Note:                    All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 7.01 or incorporated herein by reference or from the exhibit filed herewith as Exhibit 99.1, is intended to be “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with the instructions for Form 8-K and the applicable provisions of Regulation FD.  Accordingly, the reporting person, Guitar Center, Inc. (the “Company”), hereby expressly intends that no contents of this report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this report it incorporates the contents of this report into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act by an express reference identifying this particular report but not in any event by a generalized incorporation by reference which does not specifically identify this report.  As also provided for in the instructions to Form 8-K, the Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

Item 7.01  Regulation FD Disclosure

                On February 15, 2006, we filed a Current Report on Form 8-K providing information related to our management’s operating plan for 2006.  In the first table of Exhibit 99.1 furnished with that Current Report, the information provided included a mathematical error in the calculation of operating income.  For Q3, the bottom end of the range should have been 4.7% (instead of 5.4%), and the top end of range should have been 5.2% (instead of 5.8%).  For Q4, the bottom end of the range should have been 10.0% (instead of 10.6%), and the top end of range should have been 10.5% (instead of 11.0%).  For the convenience of investors, a corrected table is furnished herewith as Exhibit 99.1.  No other changes from the information previously provided has been made except to correct the mathematical errors described above.

                The data furnished herewith represents forward-looking statements and must be read in conjunction with the information provided in the Current Report on Form 8-K filed on February 15, 2006, including that provided therein under the caption “Risk Factors,” all of which is incorporated here in by this reference.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: February 15, 2006	By	/S/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Table No. 1 to Management Operating Model for 2006, as of February 15, 2006 (Corrected)